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                                                                   EXHIBIT 10.65

                                                              Four Seasons Hotel
                                                                  Houston, Texas


                     AMENDED AND RESTATED GUARANTY OF LEASE


         This AMENDED AND RESTATED GUARANTY OF LEASE ("Guaranty") is executed as of December 31, 1998 by CRESCENT OPERATING, INC., a Delaware corporation ("Guarantor"), for the benefit of CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP, a Delaware limited partnership ("Lessor").

                                 R E C I T A L S

         A. COI HOTEL GROUP, INC., a Texas corporation ("Lessee"), as lessee, has entered a Lease Agreement (the "Lease") with Lessor dated as of September 22, 1997 with respect to the land, buildings, improvements and fixtures located in Houston, Harris County, Texas, commonly known as the Four Seasons Hotel (the "Leased Property");

         B. Guarantor executed that certain Guaranty dated of even date with the Lease pursuant to which Guarantor unconditionally guaranteed the payment and performance of the obligations of Lessee under the Lease (the "Original Lease"); and

         C. Lessor and Lessee are entering into an amendment to the Lease to be effective as of the date hereof and in connection with such amendment, Guarantor and Lessee have agreed to certain changes to the Original Guaranty and wish to amend and restate the Original Guaranty in its entirety to reflect Guarantor's agreement to unconditionally guarantee the payment and performance of the Guaranteed Obligations (as defined in Section 1.2 below), subject to the limitations and terms set forth in this Guaranty; and

         D. Guarantor is the owner of a direct or indirect interest in Lessee, and Guarantor will directly benefit from the amendments to the Lease described above.

                                A G R E E M E N T

         NOW, THEREFORE, as an inducement to Lessor to enter into the Lease with Lessee, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties agree as follows:

                                   ARTICLE I

                          NATURE AND SCOPE OF GUARANTY

         1.1      Guaranty of Obligation.

                  (a) Subject to the limitations set forth in Section 1.1(b) hereof, Guarantor irrevocably and unconditionally guarantees to Lessor (and its successors and assigns), the


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         payment and performance of the Guaranteed Obligations as and when the same shall be due and payable. Guarantor irrevocably and unconditionally agrees that it is liable for the Guaranteed Obligations as a primary obligor, and that it shall fully perform each and every term and provision hereof.

                  (b) Anything in this Guaranty to the contrary notwithstanding, the right of recovery by Lessor against Guarantor under this Guaranty is limited to Guarantor's interests in Lessee and the lessees under the leases listed on Exhibit A attached hereto and made a part hereof, and such parties permitted successors and assigns (whether by operation of law or otherwise). Lessor shall not look to any other property or asset of Guarantor in seeking to enforce Guarantor's obligations under this Guaranty or to satisfy any judgement for Guarantor's failure to perform its obligations under this Guaranty.

         1.2 Definition of Guaranteed Obligations. As used herein, the term "Guaranteed Obligations" shall mean all of the obligations and liabilities of Lessee under the Lease, including without limitation, the obligation to pay all Base Rent, Percentage Rent, and Additional Charges (as those terms are defined in the Lease) as and when due.

         1.3 Nature of Guaranty. This Guaranty is an irrevocable, absolute, continuing guaranty of payment and performance and is not a guaranty of collection. This Guaranty may not be revoked by Guarantor and shall continue to be effective with respect to any Guaranteed Obligations arising or created after any attempted revocation by Guarantor. The fact that at any time or from time to time the Guaranteed Obligations may be increased or reduced shall not release or discharge the obligation of Guarantor to Lessor with respect to Guaranteed Obligations. This Guaranty may be enforced by Lessor and any subsequent owner of Lessor's interest under the Lease.

         1.4 Payment by Guarantor. If all or any part of the Guaranteed Obligations is not paid when due, Guarantor shall immediately upon demand by Lessor pay in lawful money of the United States of America the amount due on the Guaranteed Obligations to Lessor at Lessor's address as set forth herein. Such demand(s) may be made at any time coincident with or after the time for payment of all or part of the Guaranteed Obligations, and may be made from time to time with respect to the same or different items of Guaranteed Obligations. Such demand shall be deemed made, given and received in accordance with the notice provisions hereof.

         1.5 No Duty to Pursue Others. It shall not be necessary for Lessor (and Guarantor hereby waives any rights which Guarantor may have to require Lessor), in order to enforce such payment by Guarantor, first to (i) institute suit or exhaust its remedies against Lessee or others liable under the Lease or the Guaranteed Obligations or any other person, (ii) enforce Lessor's rights against any collateral which shall ever have been given to secure Lessee's obligations under the Lease, (iii) enforce Lessor's rights against any other guarantors of the Guaranteed Obligations, (iv) join Lessee or any others liable on the Guaranteed Obligations in any action seeking to enforce this Guaranty, or
(v) resort to any other means of obtaining payment of the Guaranteed Obligations. Lessor shall not be required to mitigate damages or take any other action to reduce, collect or enforce the Guaranteed Obligations.


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         1.6      Waivers. Guarantor agrees to the provisions of the Lease, and hereby waives notice of (i) acceptance of this Guaranty, (ii) any amendment or extension of the Lease, (iii) the occurrence of any breach by Lessee or Event of Default as defined in the Lease, (iv) Lessor's transfer or disposition of its interest under the Lease, or any part thereof, or (v) any other action at any time taken or omitted by Lessor, and, generally, all demands and notices of every kind in connection with this Guaranty, the Lease, or relating to any of the Guaranteed Obligations.

         1.7 Payment of Expenses. If Guarantor fails to timely perform any provisions of this Guaranty, Guarantor shall, immediately upon demand by Lessor, pay Lessor all costs and expenses (including court costs and reasonable attorneys' fees) incurred by Lessor in the enforcement hereof or the preservation of Lessor's rights hereunder. The covenant contained in this section shall survive the payment and performance of the Guaranteed Obligations.

         1.8 Effect of Bankruptcy. If, pursuant to any insolvency, bankruptcy, reorganization, receivership or other debtor relief law, or any judgment, order or decision thereunder, Lessor must rescind or restore any payment, or any part thereof, received by Lessor in satisfaction of the Guaranteed Obligations, as set forth herein, any prior release or discharge from the terms of this Guaranty given to Guarantor by Lessor shall be without effect, and this Guaranty shall remain in full force and effect. Lessee and Guarantor intend that Guarantor's obligations hereunder shall not be discharged except by Guarantor's performance of such obligations and then only to the extent of such performance.

         1.9      Deferment of Rights of Subrogation, Reimbursement and
Contribution.

                  (a) Notwithstanding any payment or payments made by Guarantor hereunder, Guarantor will not assert or exercise any right of Lessor or of Guarantor against Lessee to recover the amount of any payment made by Guarantor to Lessor by way of subrogation, reimbursement, contribution, indemnity, or otherwise arising by contract or operation of law, and Guarantor shall not have any right of recourse to or any claim against assets or property of Lessee, whether or not the obligations of Lessee have been satisfied, all of rights being herein expressly waived by Guarantor. If any amount shall nevertheless be paid to Guarantor by Lessee prior to payment in full of the Obligations (hereinafter defined), such amount shall be held in trust for the benefit of Lessor and shall forthwith be paid to Lessor to be credited and applied to the Obligations, whether matured or unmatured. The provisions of this paragraph shall survive the termination of this Guaranty, and any satisfaction and discharge of Lessee by virtue of any payment, court order or any applicable law.

                  (b) Notwithstanding the provisions of Section 1.9(a), Guarantor shall be entitled to (i) all rights of subrogation otherwise provided by applicable law in respect of any payment it may make or be obligated to make under this Guaranty and (ii) all claims it would have against Guarantor in the absence of Section 1.9(a) and to assert and enforce same, in each case on and after, but at no time prior to, the date (the "Subrogation Trigger Date") which is 91 days after the date on which all sums owed to Lessor under the Lease (the "Obligations") have been paid in full, if and only if the existence of Guarantor's rights under this Section 1.10(b) would not make Guarantor a creditor (as defined in the United


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         States Bankruptcy Code [the "Bankruptcy Code"]) of Lessee or any other
         Guarantor in any insolvency, bankruptcy, reorganization or similar proceeding commenced on or prior to the Subrogation Trigger Date.

         1.10 Bankruptcy Code Waiver. The parties intend that Guarantor shall not be deemed to be a "creditor" (as defined in Section 101 of the Bankruptcy Code) of Lessee by reason of the existence of this Guaranty, in the event that Lessee becomes a debtor in any proceeding under the Bankruptcy Code, and in connection herewith, Guarantor waives any such right as a "creditor" under the Bankruptcy Code. After Lessee's obligations under the Lease are discharged in full and there shall be no obligations or liabilities under this Guaranty outstanding, this waiver shall be deemed to be terminated.

         1.11 Lessee. The term "Lessee" as used herein shall include any new or successor corporation, association, partnership (general or limited), joint venture, trust or other individual or organization formed as a result of any merger, reorganization, sale, transfer, devise, gift or bequest of Lessee or any interest in Lessee.

                                   ARTICLE II

                      EVENTS AND CIRCUMSTANCES NOT REDUCING
                     OR DISCHARGING GUARANTOR'S OBLIGATIONS

         Guarantor's obligations under this Guaranty shall not be released, diminished, impaired, reduced or adversely affected by any of the following, and Guarantor waives any common law, equitable, statutory or other rights (including without limitation rights to notice) which Guarantor might otherwise have as a result any of the following:

                  (a) Modifications. Any renewal, extension, or modification of all or any part of the Guaranteed Obligations or the Lease; provided Guarantor is notified of same.

                  (b) Adjustment. Any adjustment, indulgence, forbearance or compromise that might be granted or given by Lessor to Lessee or any Guarantor.

                  (c) Condition of Lessee or Guarantor. The insolvency, bankruptcy, arrangement, adjustment, composition, liquidation, disability, dissolution or lack of power of Lessee, Guarantor or any other party at any time liable for the payment of all or part of the Guaranteed Obligations; or any dissolution of Lessee or Guarantor, or any sale, lease or transfer of any or all of the assets of Lessee or Guarantor, or any changes in the shareholders, partners or members of Lessee or Guarantor; or any reorganization of Lessee or Guarantor.

                  (d) Invalidity of Guaranteed Obligations. The invalidity, illegality or unenforceability of all or any part of the Guaranteed Obligations, or any document or agreement executed in connection with the Guaranteed Obligations, for any reason whatsoever, including without limitation the fact that (i) the Guaranteed Obligations, or any part thereof, exceeds the amount permitted by law, (ii) the act of creating the Guaranteed


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         Obligations or any part thereof is ultra vires, (iii) the officers or representatives executing the Lease or otherwise creating the Guaranteed Obligations acted in excess of their authority, (iv) the Guaranteed Obligations violate applicable usury laws, (v) Lessee has valid defenses, claims or offsets (whether at law, in equity or by agreement) which render the Guaranteed Obligations wholly or partially uncollectible from Lessee, (vi) the creation, performance or repayment of the Guaranteed Obligations (or the execution, delivery and performance of any document or instrument representing part of the Guaranteed Obligations or executed in connection with the Guaranteed Obligations, or given to secure the repayment of the Guaranteed Obligations) is illegal, uncollectible or unenforceable, or (vii) the Lease has been forged or otherwise are irregular or not genuine or authentic, it being agreed that Guarantor shall remain liable hereon regardless of whether Lessee or any other person be found not liable on the Guaranteed Obligations or any part thereof for any reason.

                  (e) Release of Obligors. Any full or partial release of the liability of Lessee on the Guaranteed Obligations, or any part thereof, or of any co-guarantors, or any other person or entity now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the Guaranteed Obligations, or any part thereof, it being recognized, acknowledged and agreed by Guarantor that Guarantor may be required to pay the Guaranteed Obligations in full without assistance or support of any other party, and Guarantor has not been induced to enter into this Guaranty on the basis of a contemplation, belief, understanding or agreement that other parties will be liable to pay or perform the Guaranteed Obligations, or that Lessor will look to other parties to pay or perform the Guaranteed Obligations.

                  (f) Offset. The Lease, the Guaranteed Obligations and the liabilities and obligations of Guarantor to Lessor hereunder, shall not be reduced, discharged or released because of or by reason of any existing or future right of offset, claim or defense of Lessee against Lessor, or any other party, or against payment of the Guaranteed Obligations, whether such right of offset, claim or defense arises in connection with the Guaranteed Obligations (or the transactions creating the Guaranteed Obligations) or otherwise.

                  (g) Merger. The reorganization, merger or consolidation of Lessee into or with any other corporation or entity.

                  (h) Preference. Any payment by Lessee to Lessor is held to constitute a preference under bankruptcy laws, or for any reason Lessor is required to refund such payment or pay such amount to Lessee or someone else.

                  (i) Other Actions Taken or Omitted. Any other action taken or omitted to be taken with respect to the Lease, the Guaranteed Obligations, whether or not such action or omission prejudices Guarantor or increases the likelihood that Guarantor will be required to pay the Guaranteed Obligations pursuant to the terms hereof, it is the unambiguous and unequivocal intention of Guarantor that Guarantor shall be obligated to pay the Guaranteed Obligations when due, notwithstanding any occurrence, circumstance, event, action, or omission whatsoever, whether or not contemplated, and whether or not otherwise or

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         particularly described herein, which obligation shall be deemed satisfied only upon the full and final payment and satisfaction of the Guaranteed Obligations.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         3.1 Representations. To induce Lessor to enter into the Lease with Lessee, Guarantor represents and warrants to Lessor as follows:

                  (a) Benefit. Guarantor is an affiliate of Lessee, is the owner of a direct or indirect interest in Lessee, and has received, or will receive, direct or indirect benefit from the making of this Guaranty with respect to the Guaranteed Obligations.

                  (b) Familiarity and Reliance. Guarantor is familiar with, and has independently reviewed books and records regarding, the financial condition of Lessee; however, Guarantor is not relying on such financial condition or the collateral as an inducement to enter into this Guaranty.

                  (c) No Representation by Lessor. Neither Lessor nor any other party has made any representation, warranty or statement to Guarantor in order to induce Guarantor to execute this Guaranty.

                  (d) Guarantor's Financial Condition. As of the date hereof, and after giving effect to this Guaranty and the contingent obligation evidenced hereby, Guarantor is, and will be, solvent, and has and will have assets which, fairly valued, exceed its obligations, liabilities (including contingent liabilities) and debts, and has and will have property and assets sufficient to satisfy and repay its obligations and liabilities.

                  (e) Legality. The execution, delivery and performance by Guarantor of this Guaranty and the consummation of the transactions contemplated hereunder do not, and will not, contravene or conflict with any law, statute or regulation whatsoever to which Guarantor is subject or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or result in the breach of, any indenture, mortgage, deed of trust, charge, lien, or any contract, agreement or other instrument to which Guarantor is a party or which may be applicable to Guarantor. This Guaranty is a legal and binding obligation of Guarantor and is enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights.

                  (f)     Review of Documents. Guarantor has examined the Lease.

         3.2 Survival. All representations and warranties made by Guarantor herein shall survive the execution hereof.


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                                   ARTICLE IV

                      SUBORDINATION OF CERTAIN INDEBTEDNESS

         4.1 Subordination of All Guarantor Claims. As used herein, the term "Guarantor Claims" shall mean all debts and liabilities of Lessee to Guarantor, whether such debts and liabilities now exist or are hereafter incurred or arise, or whether the obligations of Lessee thereon be direct, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such debts or liabilities be evidenced by note, contract, open account, or otherwise, and irrespective of the person or persons in whose favor such debts or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by Guarantor. The Guarantor Claims shall include without limitation all rights and claims of Guarantor against Lessee (arising as a result of subrogation or otherwise) as a result of Guarantor's payment of all or a portion of the Guaranteed Obligations to the extent the provisions of Article II(f) hereof are unenforceable. Upon the occurrence of an Event of Default or the occurrence of an event which would, with the giving of notice or the passage of time, or both, constitute an Event of Default, Guarantor shall not receive or collect, directly or indirectly, from Lessee or any other party any amount upon the Guarantor Claims.

         4.2 Claims in Bankruptcy. In the event of receivership, bankruptcy, reorganization, arrangement, debtor's relief, or other insolvency proceedings involving Guarantor as debtor, Lessor shall have the right to prove its claim in any such proceeding so as to establish its rights hereunder and receive directly from the receiver, trustee or other court custodian dividends and payments which would otherwise be payable upon Guarantor Claims. Guarantor assigns such dividends and payments to Lessor. Should Lessor receive, for application upon the Guaranteed Obligations, any such dividend or payment which is otherwise payable to Guarantor, and which, as between Lessee and Guarantor, shall constitute a credit upon the Guarantor Claims, then upon payment to Lessor in full of the Guaranteed Obligations, Guarantor shall become subrogated to the rights of Lessor to the extent that such payments to Lessor on the Guarantor Claims have contributed toward the liquidation of the Guaranteed Obligations, and such subrogation shall be with respect to that proportion of the Guaranteed Obligations which would have been unpaid if Lessor had not received dividends or payments upon the Guarantor Claims.

         4.3 Payments Held in Trust. Notwithstanding anything to the contrary in this Guaranty, if Guarantor should receive any funds, payments, claims or distributions which are prohibited by this Guaranty, Guarantor agrees to hold in trust for Lessor an amount equal to the amount of all funds, payments, claims or distributions so received, and agrees that it shall have absolutely no dominion over the amount of such funds, payments, claims or distributions so received except to pay them promptly to Lessor, and Guarantor covenants promptly to pay the same to Lessor.

         4.4 Liens Subordinate. Any liens, security interests, judgment liens, charges or other encumbrances upon Lessee's assets securing payment of the Guarantor Claims shall be and remain inferior and subordinate to any liens, security interests, judgment liens, charges or other encumbrances upon Lessee's assets securing payment of the Guaranteed Obligations, regardless of whether such encumbrances in favor of Guarantor or Lessor presently exist or are hereafter created or attach. Without the prior written consent of Lessor, Guarantor shall not (a) exercise or enforce any creditor's right it may have against Lessee, or (b) foreclose, repossess, sequester or otherwise


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take steps or institute any action or proceedings (judicial or otherwise, including without limitation the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor's relief or insolvency proceeding) to enforce any liens, mortgages, deeds of trust, security interest, collateral rights, judgments or other encumbrances on assets of Lessee held by Guarantor.

                                    ARTICLE V

                                  MISCELLANEOUS

         5.1 Waiver. No failure to exercise, and no delay in exercising, on the part of Lessor, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right. The rights of Lessor hereunder shall be in addition to all other rights provided by law. No modification or waiver of any provision of this Guaranty, nor consent to departure therefrom, shall be effective unless in writing and no such consent or waiver shall extend beyond the particular case and purpose involved. No notice or demand given in any case shall constitute a waiver of the right to take other action in the same, similar or other instances without such notice or demand.

         5.2 Notices. Any notice, demand, statement, request or consent made hereunder shall be in writing and shall be deemed to be received by the addressee on the day such notice is tendered to a nationally recognized overnight delivery service or on the third day following the day such notice is deposited with the United States Postal Service first class certified mail, return receipt requested, in either instance, addressed to the address, as set forth below, of the party to whom such notice is to be given, or to such other address as either party shall in like manner designate in writing. The addresses of the parties are as follows:

                  Guarantor:

                  Crescent Operating, Inc.
                  306 West 7th Street, Suite 1025
                  Fort Worth, Texas 76102
                  Attention:  Jeffrey L. Stevens

                  Lessor:

                  Crescent Real Estate Equities Limited Partnership 777 Main Street, Suite 2100
                  Fort Worth, Texas 76102
                  Attention:  Gerald W. Haddock, President and
                              Chief Executive Officer

         5.3 Governing Law; Jurisdiction. This Guaranty shall be governed by and construed in accordance with the laws of the State in which the Leased Property is located and the applicable laws of the United States of America. Guarantor hereby irrevocably submits to the jurisdiction of any court of competent jurisdiction located in the state in which the Leased Property is located in connection with any proceeding out of or relating to this Guaranty.


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

         5.4 Invalid Provisions. If any provision of this Guaranty is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Guaranty, such provision shall be fully severable and this Guaranty shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Guaranty, and the remaining provisions of this Guaranty shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Guaranty, unless such continued effectiveness of this Guaranty, as modified, would be contrary to the basic understandings and intentions of the parties as expressed herein.

         5.5 Amendments. This Guaranty may be amended only by an instrument in writing executed by the party or an authorized representative of the party against whom such amendment is sought to be enforced.

         5.6 Parties Bound; Assignment. This Guaranty shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and legal representatives; provided, however, that Guarantor may not, without the prior written consent of Lessor, assign any of its rights, powers, duties or obligations hereunder.

         5.7 Headings. Section headings are for convenience of reference only and shall in no way affect the interpretation of this Guaranty.

         5.8 Recitals. The recital and introductory paragraphs hereof are a part hereof, form a basis for this Guaranty and shall be considered prima facie evidence of the facts and documents referred to therein.

         5.9 Counterparts. This Guaranty may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature or acknowledgment of, or on behalf of, each party, or that the signature of all persons required to bind any party, or the acknowledgment of such party, appear on each counterpart. All counterparts shall collectively constitute a single instrument. It shall not be necessary in making proof of this Guaranty to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, and the respective acknowledgments of, each of the parties hereto. Any signature or acknowledgment page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures or acknowledgments thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature or acknowledgment pages.

         5.10 Rights and Remedies. The rights of Lessor hereunder shall be cumulative of any and all other rights that Lessor may ever have against Guarantor. The exercise by Lessor of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

         5.11 ENTIRETY. THIS GUARANTY EMBODIES THE FINAL, ENTIRE AGREEMENT OF GUARANTOR AND LESSOR WITH RESPECT TO GUARANTOR'S GUARANTY OF THE GUARANTEED OBLIGATIONS AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND


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

UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF. THIS GUARANTY IS INTENDED BY GUARANTOR AND LESSOR AS A FINAL AND COMPLETE EXPRESSION OF THE TERMS OF THE GUARANTY, AND NO COURSE OF DEALING BETWEEN GUARANTOR AND LESSOR, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE SHALL BE USED TO CONTRADICT, VARY, SUPPLEMENT OR MODIFY ANY TERM OF THIS GUARANTY AGREEMENT. THERE ARE NO ORAL AGREEMENTS BETWEEN GUARANTOR AND LESSOR.

         5.12 Special State Provisions (Texas). This Guaranty shall be effective as a waiver of, and Guarantor expressly waives, any and all rights to which Guarantor may otherwise have been entitled under any suretyship laws in effect from time to time, including (without limitation) any rights pursuant to Rule 31 of the Texas Rules of Civil Procedure, Section 17.001 of the Texas Civil Practice and Remedies Code, and Chapter 34 of the Texas Business and Commerce Code.


                     [REST OF PAGE INTENTIONALLY LEFT BLANK]



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



         EXECUTED as of the day and year first above written.


                             GUARANTOR:

                             CRESCENT OPERATING, INC., a Delaware Corporation


                             By:
                                ----------------------------------------------
                                Name:
                                     -----------------------------------------
                                Title:
                                      ----------------------------------------

                                    EXHIBIT A

                    TO AMENDED AND RESTATED GUARANTY OF LEASE


1. Lease Agreement covering a hotel facility and related assets located in Bernalillo County, New Mexico, and known as "Hyatt Regency Albuquerque" dated as of December 19, 1995, the lessee's interest under which is currently held by ROSESTAR SOUTHWEST, LLC, a Delaware limited liability company, and the lessor's interest under which is currently held by CRESCENT REAL ESTATE FUNDING II, L.P, a Delaware limited partnership, as such Lease Agreement is or has been amended and assigned from time to time.

2. Amended and Restated Lease Agreement covering a hotel facility and related assets located in Eagle County, Colorado, and known as the "Hyatt Regency Beaver Creek", dated as of January 1, 1996, the lessee's interest under which is currently held by ROSESTAR SOUTHWEST, LLC, a Delaware limited liability company, and the lessor's interest under which is currently held by CRESCENT REAL ESTATE FUNDING II, L.P, a Delaware limited partnership, as such Amended and Restated Lease Agreement is or has been amended and assigned from time to time.

3. Lease Agreement covering a resort facility and related assets located in Berkshire County, Massachusetts, and known as the "Canyon Ranch-Lenox", dated as of December 11, 1996, the lessee's interest under which is currently held by WINE COUNTRY HOTEL, LLC, a Delaware limited liability company, d/b/a VINTAGE RESORTS, LLC, and the lessor's interest under which is currently held by CRESCENT REAL ESTATE FUNDING VI, L.P, a Delaware limited partnership, as such Lease Agreement is or has been amended and assigned from time to time.

4. Lease Agreement covering a hotel facility/resort and related assets located in Sonoma County, California, and known as the "Sonoma Mission Inn and Spa", dated as of November 18, 1996, between WINE COUNTRY HOTEL, LLC, a Delaware limited liability company, as lessee, and CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP, a Delaware limited partnership, as lessor, as such Lease Agreement is amended and assigned from time to time.

5. Lease Agreement covering a resort facility and related assets located in Pima County, Arizona, and known as the "Canyon Ranch-Tucson", dated as of July 26, 1996, the lessee's interest under which is currently held by CANYON RANCH LEASING, L.L.C., an Arizona limited liability company, and the lessor's interest under which is currently held by CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP, a Delaware limited partnership, as such Lease Agreement is or has been amended and assigned from time to time.


                               Exhibit A - Page 1

6. Amended and Restated Lease Agreement covering a hotel facility and related assets located in Denver County, Colorado, and known as the "Denver Marriott City Center", dated as of June 30, 1995, between ROSESTAR MANAGEMENT, LLC, a Delaware limited liability company, as lessee, and CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP, a Delaware limited partnership, as lessor, as such Amended and Restated Lease Agreement is amended and assigned from time to time.

7. Lease Agreement covering a golf club and related facilities located in Sonoma County, California, and known as the "Sonoma Golf Club", dated as of October 13, 1998, between WINE COUNTRY GOLF CLUB, INC., a Texas corporation, as lessee, and CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP, a Delaware limited partnership, as lessor, as such Lease Agreement is amended and assigned from time to time.

8. Lease Agreement covering a hotel facility and related assets located in Monterey County, California, and known as the "Ventana Inn or the Ventana Country Inn", dated as of December 19, 1997, between WINE COUNTRY HOTEL, LLC, a Delaware limited liability company, as lessee, and CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP, a Delaware limited partnership, as lessor, as such Lease Agreement is amended and assigned from time to time.





                               Exhibit A - Page 2